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                                                                  EXHIBIT (10)A.

                                FIRST AMENDMENT
                                      OF
                            SUPERVALU STORES, INC.
                           NONQUALIFIED SUPPLEMENTAL
                           EXECUTIVE RETIREMENT PLAN


Effective February 26, 1989, SUPERVALU STORES, INC., a Delaware corporation, established an unfunded nonqualified deferred compensation plan for certain executive employees in accordance with the terms of the Plan Statement entitled SUPER VALU STORES, INC. NONQUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. SUPERVALU STORES, INC. has reserved to itself the power to amend said Plan Statement and SUPERVALU STORES, INC. desires to amend the Plan Statement in the following respects:

     CHANGE OF CORPORATE NAME. ALL REFERENCES IN THE PLAN STATEMENT TO SUPERVALU STORES, INC. SHALL BE CHANGED TO SUPERVALU INC.

     REFERENCES TO SUPERVALU STORES, INC. RETIREMENT PLAN. ALL REFERENCES IN THE PLAN STATEMENT TO THE "SUPERVALU STORES, INC. RETIREMENT PLAN" SHALL BE CHANGED TO "SUPERVALU INC. RETIREMENT PLAN" TO REFLECT CHANGES MADE BY THE SEVENTEENTH AMENDMENT TO THE SUPERVALU INC. RETIREMENT PLAN.

     CHANGE OF PLAN NAME. THE NAME OF THIS PLAN SHALL BE CHANGED TO "SUPERVALU INC. NONQUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN." ALL REFERENCES IN THE PLAN STATEMENT SHALL BE REVISED TO REFLECT THE NEW PLAN NAME.

     BASIC PENSION. ALL REFERENCES IN THE PLAN STATEMENT TO A "BASIC PENSION" SHALL BE CHANGED TO "SINGLE LIFE ANNUITY" TO REFLECT CHANGES MADE BY THE SEVENTEENTH AMENDMENT TO THE SUPERVALU INC. RETIREMENT PLAN.

     ACCRUED BENEFIT. EFFECTIVE AS OF THE DATE THIS AMENDMENT IS ADOPTED, FOR PARTICIPANTS WHO PERFORM ONE OR MORE HOURS OF SERVICE AFTER THAT DATE, SECTION
1.2.1 OF THE PLAN STATEMENT IS AMENDED TO READ IN FULL AS FOLLOWS:

     1.2.1. ACCRUED BENEFIT -- the monthly amount of retirement income determined for a Participant as of a specified date (defined as a benefit payable monthly to the Participant in the Single Life Annuity form beginning on the first day of the month following the Participant's Normal Retirement Date) equal of the following:

     (a) TIER 1 PARTICIPANTS. For any Participant who is not a Tier 2 Participant on such date, a dollar amount equal to the excess of the

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               amount determined in (i) as of such date over the amount
               determined in (ii) as of such date:

               (i)  PRIMARY AMOUNT.

                    (A) One and seven-tenths percent (.017) of the Participant's Final Average Compensation multiplied by the Participant's years of Credited Service determined as of such specified date (not to exceed thirty years); minus

                    (B) the sum of (A) one-tenth percent (.001) of the Participant's Final Average Compensation in excess of Six Thousand Two Hundred Fifty Dollars ($6,250) multiplied by the Participant's years of Credited Service (not to exceed thirty years), and (B) one-thirtieth (1/30) of the Participant's Approximate Social Security Benefit multiplied by the Participant's years of Credited Service (not to exceed thirty years).

               (ii) OFFSET.  A dollar amount (determined as of such specified date), equal to the Single Life Annuity Determined under
                    Section 1.2.1(a) of the Retirement Plan (i.e., determined without reduction for the offset provided in Section 1.2.1(a)(ii) of the Retirement Plan).

      (b) TIER 2 PARTICIPANTS. For a Participant who is a Tier 2 Participant as of such date, a dollar amount equal to the excess of the amount determined in (i) as of such date over the amount determined in (ii) as of such date:

               (i) PRIMARY AMOUNT. Sixty percent (60%) of one-twelfth (1/12th) of the average annual amount of Recognized Compensation attributable to any five (5) completed (but not necessarily consecutive) Plan Years within the Participant's last ten
                    (10) consecutive years of Recognized Employment which produce the highest amount.

               (ii) OFFSET.  A dollar amount, equal to the sum of the following
                    (each determined as of such specified date, expressed as a benefit payable monthly to the Participant in the Single Life Annuity form beginning on the first day of the month following the Participant's Normal Retirement Date and converted to such form using the mortality and interest assumptions in effect under the SUPERVALU INC. RETIREMENT PLAN as of such date):

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                    (A)  the value of the Participant's Accrued Benefit under
                         the SUPERVALU INC. RETIREMENT PLAN as of such date; and

                    (B) the value of any matching contributions made to an account established for the Participant under the SUPERVALU PRE-TAX SAVINGS AND PROFIT SHARING PLAN as of such date; and

                    (C) the value of any matching contributions credited to the Participant under any nonqualified deferred compensation plan sponsored by SUPERVALU INC. as of such date; and

                    (D) one-half of the Approximate Social Security Benefit available to such Participant as of such date.

      RENUMBERING.  EFFECTIVE AS OF THE DATE THIS AMENDMENT IS ADOPTED, SECTION
2.2 OF THE PLAN STATEMENT IS AMENDED REDESIGNATING IT AS SECTION 2.3.

      DESIGNATION OF TIER 2 PARTICIPANTS. EFFECTIVE AS OF THE DATE THIS AMENDMENT IS ADOPTED, SECTION 2 OF THE PLAN STATEMENT IS AMENDED BY ADDING A NEW
SECTION 2.2 TO READ AS FOLLOWS:

2.2. TIER 2 PARTICIPANTS. The Board of Directors of SUPERVALU INC. shall have sole authority and discretion to designate Participants as Tier 2 Participants under this Plan on such terms as the Board may determine.

      DEATH BENEFITS. EFFECTIVE AS OF THE DATE THIS AMENDMENT IS ADOPTED, FOR PARTICIPANTS WHO PERFORM ONE OR MORE HOURS OF SERVICE AFTER THAT DATE, SECTION
5.1 OF THE PLAN STATEMENT IS AMENDED TO READ IN FULL AS FOLLOWS:

5.1.  DEATH BEFORE BENEFIT COMMENCEMENT.

      5.1.1. WHEN AVAILABLE. A survivor benefit ("Survivor Benefit") shall be payable upon the death of a Participant who at death had not yet begun to receive any payment of the Supplemental Pension under the Plan.

      5.1.2. BENEFICIARY. If the Participant was married for at least one (1) year ending on the date of the Participant's death, the survivor benefit shall be payable to the surviving spouse unless the Participant has elected otherwise pursuant to rules established by the Retirement Committee. If the Participant was not married to the same spouse for at least one (1) year ending on the date of death, the survivor benefit shall be payable to the Participant's designated beneficiary or, in absence of such designation, the Participant's estate.

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      5.1.3.   Amount.  The amount of the Survivor Benefit shall be fifty percent (50%) of the amount of the Participant's Accrued Benefit determined as of the date of the Participant's death.

      5.1.4.   Form of Benefit.

      (a) Surviving Spouse Beneficiary. If the beneficiary is the Participant's spouse, the Survivor Benefit shall be a monthly annuity payable to the spouse for the lifetime of the spouse, the first payment of which shall be due after the death of the Participant on the first day of the month following the Participant's death with no actuarial reduction for early
               commencement.   The Participant may elect before November 1, 1990
               to convert the death benefits provided under this Section to any Actuarially Equivalent form of benefit that would have been made available under Section 4 to the Participant at his Termination of Employment. No election, recision or other action taken by the Participant under Section 4 shall be effective to modify the survivor annuity hereinbefore described. No other death benefit shall be payable with respect to a Participant who dies under these circumstances.

      (b)      Non-Spouse Beneficiary.   If the beneficiary is not the
               Participant's spouse, the Survivor Benefit is a lump sum which is the Actuarial Equivalent of a monthly annuity payable to the beneficiary for the lifetime of an individual who is the same age as the Participant, the first payment of which would be due after the death of the Participant on the first day of the month following the Participant's death with no actuarial reduction for early commencement.

      Savings Clause. Save and except as herein expressly amended the Plan Statement shall continue in full force and effect.



August 7, 1996                             SUPERVALU INC.
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                                    By: \s\Ronald C. Tortelli
                                       ----------------------
                                       Its: Sr. V.P. Human Resources

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